UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 5

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 15, 2007

CHARYS HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-18292	54-2152284
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1117 PERIMETER CENTER WEST, SUITE N415

ATLANTA, GEORGIA 30338

(Address of principal executive offices)

(678) 443-2300

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

As already disclosed in the Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) by Charys Holding Company, Inc. (the “Company”) on November 17, 2006, the Company and Ayin Holding Company Inc. (“Ayin”) executed a letter agreement on October 27, 2006 (the “October 27, 2006 Letter Agreement”) with Matthew B. Mitchell and Lori H. Mitchell amending certain terms of the stock purchase agreements with respect to Ayin’s acquisitions of both Complete Tower Sources Inc. (“CTSI”) and Mitchell Site Acq., Inc. (“MSAI”).  Pursuant to the October 27, 2006 Letter Agreement, certain agreements were reached among the parties, including without limitation agreements by Ayin to do the following:  (A) on or prior to November 24, 2006, pay off CTSI’s obligations to the Whitney National Bank up to $2,400,000 and any obligations under any credit cards belonging to CTSI and cause all personal guarantees that back the Whitney National Bank loan and the credit card obligations to be cancelled (collectively, the “November Obligation”); and (B) on or prior to December 18, 2006, pay certain portions of the purchase prices for the stock of CTSI and MSAI (the “December Obligation”).

As already disclosed in the Current Report on Form 8-K/A filed with the SEC by the Company on December 7, 2006, the Company and Ayin executed a letter agreement with Lori H. Mitchell and Matthew B. Mitchell on November 24, 2006 extending the deadline for the November Obligation from November 24, 2006 until November 27, 2006.  Then, on December 1, 2006, the Company and Ayin executed another letter agreement with Matthew B. Mitchell and Lori H. Mitchell extending the deadline for the November Obligation from November 27, 2006 until December 18, 2006.

As already disclosed in the Current Report on Form 8-K/A filed with the SEC by the Company on January 5, 2007, the Company and Ayin executed a letter agreement with Lori H. Mitchell and Matthew B. Mitchell on December 14, 2006 extending the deadlines for both the November Obligation and the December Obligation until February 15, 2007.

Effective as of February 15, 2007, the Company and Ayin executed another letter agreement, a copy of which is attached hereto as Exhibit 10.1, with Lori H. Mitchell and Matthew B. Mitchell extending the deadlines for both the November Obligation and the December Obligation until February 21, 2007, providing that certain portions of the amounts dues and payable to Lori H. Mitchell and Matthew B. Mitchell on February 21, 2007 would be paid in the form of senior convertible promissory notes, requiring that each of Lori H. Mitchell and Matthew B. Mitchell agree to extend the duration of their non-competition agreements, and effecting certain other amendments.

On February 21, 2007, the November Obligation and the December Obligation were satisfied; Lori H. Mitchell and Matthew B. Mitchell each entered into amendments to their non-competition agreements, copies of which amendments are attached hereto as Exhibits 10.2 and 10.3, respectively; and the Company delivered to each of Lori H. Mitchell and Matthew B. Mitchell senior convertible promissory notes in the principal amounts of $5,790,476.19 and $2,209,523.81, respectively, copies of which promissory notes are attached hereto as Exhibits 10.4 and 10.5.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 8.01               Other Events.

On February 27, 2007, the Company issued a press release announcing that it finalized its acquisition of Complete Tower Sources, Inc., a copy of which press release is attached hereto as Exhibit 99.1.

On March 2, 2007, the Company issued another press release announcing that it finalized its acquisition of Mitchell Site Acq., Inc., a copy of which press release is attached hereto as Exhibit 99.2.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits

10.1                     Amendment Number Four to Letter Agreement of October 27 th, 2006.

10.2                     Amendment Number One to Non-Competition Agreement of Lori H. Mitchell.

10.3                     Amendment Number One to Non-Competition Agreement of Matthew B. Mitchell.

10.4                     8.75% Senior Convertible Note Due February 16, 2012 in the Principal Amount of $5,790,476.19 Payable to Lori H. Mitchell.

10.5                     8.75% Senior Convertible Note Due February 16, 2012 in the Principal Amount of $2,209,523.81 Payable to Matthew B. Mitchell.

99.1                     Press Release dated February 27, 2007.

99.2                     Press Release dated March 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARYS HOLDING COMPANY, INC.

Date: March 6, 2007	By:	/s/ Billy V. Ray, Jr.
Billy V. Ray, Jr.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment Number Four to Letter Agreement of October 27th, 2006.

10.2	Amendment Number One to Non-Competition Agreement of Lori H. Mitchell.

10.3	Amendment Number One to Non-Competition Agreement of Matthew B. Mitchell.

10.4	8.75% Senior Convertible Note Due February 16, 2012 in the Principal Amount of $5,790,476.19 Payable to Lori H. Mitchell.

10.5	8.75% Senior Convertible Note Due February 16, 2012 in the Principal Amount of $2,209,523.81 Payable to Matthew B. Mitchell.

99.1	Press Release dated February 27, 2007.

99.2	Press Release dated March 2, 2007.